UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2013

PROLOGIS, INC.

PROLOGIS, L.P.

(Exact name of registrant as specified in charter)

Maryland (Prologis, Inc.) Delaware (Prologis, L.P.)	001-13545 (Prologis, Inc.) 001-14245 (Prologis, L.P.)	94-3281941 (Prologis, Inc.) 94-3285362 (Prologis, L.P.)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, including Area Code: (415) 394-9000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 15, 2013, we announced that Guy F. Jaquier will retire from his position as our CEO, Private Capital in 2013, following the transition of his responsibilities.

On May 15, 2013, we issued a press release announcing the retirement of Mr. Jaquier. A copy of the press release is filed with this item as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Prologis, Inc. Press Release dated May 15, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Prologis, Inc.
(Registrant)

Date: May 16, 2013	By:	/s/ Michael T. Blair
	Name:	Michael T. Blair
	Title:	Managing Director and Deputy General Counsel

Prologis, L.P.
(Registrant)

	By:	Prologis, Inc,
Its general partner

Date: May 16, 2013	By:	/s/ Michael T. Blair
	Name:	Michael T. Blair
	Title:	Managing Director and Deputy General Counsel